JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND – CLASS I SHARES

A series of Advisers Investment Trust

Supplement dated December 2, 2015

to the Prospectus dated January 28, 2015

Effective January 28, 2016, Class I shares of the JOHCM Emerging Markets Small Mid Cap Equity Fund will be changed to “Service Class” shares (the “Service Class”).

The Board of Trustees of the Trust (the “Board”) has approved the liquidation of the JOHCM Emerging Markets Small Mid Cap Equity Fund Service Class shares (the “Share Class”). On or around January 28, 2016, the Share Class will be liquidated and cease its operations (the “Liquidation Date”). Any shareholders who remain in the Share Class as of the Liquidation Date and do not submit a redemption or exchange request will have their shares automatically redeemed as of the close of business on the Liquidation Date and the proceeds returned to them. Thereafter, the Share Class will be liquidated and dissolved.

Share Class shareholders will receive a liquidating distribution in an amount equal to the net asset value of their shares. For federal tax purposes, the liquidation of the Share Class will be treated as a redemption of shares and may cause shareholders to recognize a gain or loss and pay taxes if the liquidated shares are held in a taxable account. You should consult with your own tax advisor directly.

As of the close of business on January 27, 2016, the Share Class will not accept any orders for purchase and the Share Class reserves the right to reject purchases at any time, including for operational reasons relating to the anticipated liquidation of the Share Class.

At any time prior to the Liquidation Date, shareholders of the Share Class may redeem their shares, as described under “Your Account—How to Redeem Shares” in the Prospectus. Shareholders may also exchange their shares of the Share Class for shares of the same share class of any other fund of the JOHCM Funds, as described under “Your Account – How to Exchange Shares” in the Prospectus. As described below, Shareholders may also exchange their shares of the Share Class for another share class of the JOHCM Emerging Markets Small Mid Cap Equity Fund, provided that you qualify as an eligible investor for the requested class at the time of the exchange.

If all shares of the Share Class in an existing account are redeemed prior to the Liquidation Date, the shareholder’s account will be closed. Such former shareholder will not be able to buy additional shares of the Share Class or reopen their account.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time.

On page 51 of the prospectus, the following paragraph is inserted after the first paragraph of the section titled “Your Account – How to Exchange Shares”:

You also may exchange your shares of one class of a JOHCM Fund for shares of another class of the same JOHCM Fund, provided that you qualify as an eligible investor for the requested class at the time of the exchange. Investors are responsible for initiating an exchange request and all exchanges are subject to meeting any investment minimum or eligibility requirements. The JOHCM Funds do not charge a fee for this privilege.

The JOHCM Funds reserve the right to eliminate this exchange privilege at any time at its discretion and may refuse exchanges by any person or group if, in the JOHCM Funds’ judgment, the JOHCM Funds would potentially be adversely affected. Before making an exchange request, you should read the prospectus carefully, particularly since fees and expenses differ from one class to another. Investors could realize a taxable gain or loss when exchanging shares of one JOHCM Fund for shares of another JOHCM Fund. The JOHCM Funds do not provide tax advice; you should consult your own tax expert. If you are exchanging between accounts that are not registered in the same name, address and taxpayer identification number (TIN), there may be additional requirements.

This Supplement and the Statutory Prospectus dated January 28, 2015 provide the information a prospective investor ought to know before investing and should be retained for future reference.